SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, DC  20549

                            _________

                           FORM 8-K


                        CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES AND EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported) August 15, 1997
                      (August 6, 1997)

                       THE MACERICH COMPANY
            (Exact Name of Registrant as Specified in Charter)


Maryland                       1-12504             95-4448705
(State or Other Jurisdiction  (Commission       (IRS Employer
 of Incorporation)             File Number)    Identification No.)



    233 Wilshire Boulevard, Suite 700, Santa Monica, CA 90401
             (Address of Principal Executive Offices)



Registrant's telephone number, including area code (310) 394-6911)



                               N/A
(Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

		On August 6, 1997, a majority owned subsidiary of The Macerich Company (the "Registrant") acquired Stonewood Mall in
Downey, California, a super regional mall containing approximately 927,000 square feet. The seller of the asset was Stonewood
Center, Ltd. ("Seller"). The assets acquired include, among other things, real property, the buildings and improvements located thereon, certain lease interests, tangible and intangible personal property and rights related thereto.

		The purchase price was approximately $92 million, and was determined in good faith arms length negotiations between Registrant and the Seller. In negotiating the purchase price the Registrant considered, among other factors, the mall's historical and projected cash flow, the nature and term of existing tenancies and leases, the current operating costs, the expansion availability, the physical condition of the property, and the terms and conditions of available financing. No independent appraisals were obtained by the Registrant. The purchase price was paid in cash. The cash consideration was paid from the Registrant's general corporate funds and proceeds from a concurrently funded $58.0 million loan secured by another property owned by the Registrant. The Registrant intends to continue operating the mall as currently operated and leasing the space therein to national and local retailers.

		Earnings before interest, taxes, depreciation and amortization for the mall for 1996 was approximately $8.3 million
(excluding the effect of straight ling of rents).

		The description contained herein of the transaction described above does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement which is filed as Exhibit 2.1 hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits

(a)  Financial Statement of Business Acquired*

(b)  Pro Forma Financial Information (Unaudited)*

(c) Exhibits

2.1 Agreement of Purchase and Sale dated July 25, 1997 between The Macerich Partnership, L.P. and Stonewood
Center, Ltd.



*It is impractical to provide the required financial statements and pro forma financial information regarding the acquisition of Stonewood Mall at this time. The required financial statements and pro forma financial information will be filed under cover of Form 8-K/A as soon as possible, but not later than 60 days after the date on which this Current Report on Form 8-K must be filed.

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SIGNATURES


	Pursuant to the requirements of the Securities and Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on August 15, 1997.





							THE MACERICH COMPANY



							By:  /s/Thomas E. O'Hern
							     Thomas E. O'Hern
            Senior Vice President and
							     Chief Financial Officer




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EXHIBIT INDEX


Exhibit No.            Document
Page

2.1 Agreement of Purchase and Sale dated July 25, 1997 between Stonewood Center, Ltd. and The Macerich
Partnership, L.P.























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